UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 9, 2025

AKERO THERAPEUTICS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-38944	81-5266573
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 601 Gateway Boulevard, Suite 350, South San Francisco, CA 94080
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 487-6488

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AKRO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 9, 2025, Akero Therapeutics, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated October 9, 2025, with Novo Nordisk A/S, a Danish aktieselskab (“Parent”), and NN Invest Sub, Inc, a Delaware corporation and a direct or indirect wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Merger Agreement.

On December 9, 2025, Merger Sub completed its Merger with and into the Company, pursuant to the terms of the Merger Agreement. The Company was the surviving corporation in the Merger (the “Surviving Corporation”) and, as a result, is now a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares) was automatically cancelled and converted into the right to receive (i) cash in an amount equal to $54.00, without interest thereon and subject to any applicable tax withholdings (the “Closing Consideration”) and (ii) one contractual contingent value right (a “CVR”) representing the right to receive $6.00 in cash, without interest and subject to any applicable tax withholdings, if a specified milestone is achieved, pursuant to the CVR Agreement (as defined and further described below) (the consideration contemplated by (i) and (ii), together, the “Merger Consideration”).

Pursuant to the Merger Agreement:

•
At the Effective Time, each Company Option that was then outstanding and unexercised, whether or not vested, and which had a per share exercise price that was less than the Closing Consideration (each, an “In-the-Money Option”), was, to the extent not vested, fully vested and cancelled and converted into the right of the holder to receive a cash payment (without interest and less applicable tax withholdings and other authorized deductions) equal to the product of the excess of the Closing Consideration over the per share exercise price of such In-the-Money Option, multiplied by the total number of shares of Company Common Stock subject to such In-the-Money Option immediately prior to the Effective Time, plus one CVR for each share of Company Common Stock subject to such In-the-Money Option immediately prior to the Effective Time.

•
At the Effective Time, each Company Option that was then outstanding and unexercised, whether or not vested, and which had a per share exercise price equal to or exceeding the Closing Consideration (each, an “Out-of-the-Money Option”), was, to the extent not vested, fully vested and the Company permitted the holders of such Out-of-the-Money Option to exercise such Out-of-the-Money Options on a basis that allows such holders to participate in the Merger. Out-of-the-Money Options that remained outstanding and unexercised as of the Effective Time were cancelled for no consideration. As of the Effective Time, there were no Out-of-the Money Options Outstanding.

•
At the Effective Time, each then outstanding Company RSU was fully vested and cancelled and converted into the right of the holder to receive a cash payment (without interest and less applicable tax withholdings and other authorized deductions) equal to the product of the Closing Consideration and the number of shares of Company Common Stock subject to such Company RSU, plus one CVR for each share of Company Common Stock subject to the Company RSU immediately prior to the Effective Time.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 9, 2025 and the terms of which are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the closing of the transactions contemplated by the Merger Agreement, effective as of immediately prior to the Effective Time, the Company terminated the Company Equity Plans and the Company ESPP.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note, Item 3.01, Item 3.03, Item 5.01, Item 5.02 and Item 5.03 are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

On December 9, 2025, the Company (i) notified the Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and its intent to remove all Company Common Stock from Nasdaq and (ii) requested that Nasdaq (A) halt trading of Company Common Stock effective before the opening of trading on and continuing through December 9, 2025, and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Company Common Stock will be suspended from trading on Nasdaq on December 10, 2025. Following the effectiveness of such Form 25, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 are incorporated herein by reference.

As a result of the Merger, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (except as described in the Introductory Note) was converted, at the Effective Time, into the right to receive the Merger Consideration, without interest and subject to any applicable withholdings, in accordance with the terms of the Merger Agreement. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01	Changes in Control of Registrant.

The disclosures under the Introductory Note, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Merger, there was a change in control of the Company, and the Company became a wholly owned subsidiary of Parent.

To the knowledge of the Company, there are no arrangements which may at a subsequent date result in a further change in control of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures under the Introductory Note are incorporated herein by reference.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, each of the directors of the Company (Andrew Cheng, M.D., Ph.D.; Jane Henderson; Seth L. Harrison, M.D., Ph.D.; Graham L. Walmsley, M.D., Ph.D.; Yuan Xu, Ph.D.; Mark T. Iwicki; Tomas Heyman; and Judy Chou, Ph.D.) resigned and ceased to be directors of the Company and members of any committee of the Company’s board of directors. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time were John Kuckelman, Daniel Bohsen and Steve Benz.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, all executive officers of the Company immediately prior to the Effective Time (Andrew Cheng, M.D., Ph.D.; Scott Gangloff; Patrick Lamy; Timothy Rolph, D.Phil.; William White, J.D.; Catriona Yale; Jonathan Young, J.D., Ph.D.) were removed from their respective positions as the executive officers of the Surviving Corporation.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, the officer of Merger Sub immediately prior to the Effective Time, Daniel Bohsen, as President and Treasurer, became the President and Treasurer of the Surviving Corporation. Following the closing of the Merger, Jonathan Young, J.D., Ph.D. was re-appointed as Assistant Treasurer of the Company and will sign this Current Report on Form 8-K on behalf of the Company, in his capacity as Assistant Treasurer.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

The disclosures under the Introductory Note are incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to be in the form of Annex II to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”).

In addition, pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that references to Merger Sub’s name were replaced by references to the name of the Surviving Corporation (the “Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of October 9, 2025, by and among Akero Therapeutics, Inc., Novo Nordisk A/S and NN Invest Sub, Inc (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 9, 2025).*

3.1	Amended and Restated Certificate of Incorporation of Akero Therapeutics, Inc.
3.2	Amended and Restated Bylaws of Akero Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*
Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akero Therapeutics, Inc.

Dated: December 9, 2025	By:	/s/ Jonathan Young
Name: Jonathan Young, J.D., Ph.D.
Title: Assistant Treasurer